WILLIAM BLAIR FUNDS

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2001


     The William Blair Ready Reserves Fund normally accepts purchase and redemption orders and calculates its net asset value ("NAV") only on days the New York Stock Exchange ("NYSE") is open. In light of the continued closure of the NYSE due to terrorist attacks in New York City earlier this week, the William Blair Ready Reserves Fund will accept purchase and redemption orders and calculate its NAV beginning September 13th through the reopening of the NYSE (as long as money markets and Federal Reserve Banks remain open). During this time, transactions will be effective and shares will be priced at 3:00 p.m. Chicago time on each regular business day. Exchanges to or from other William Blair Funds will not be available until those Funds resume business.



September 13, 2001



                               WILLIAM BLAIR FUNDS
                              222 West Adams Street
                             Chicago, Illinois 60606